    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 18, 2000.

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

-------------------------------------------------------------------------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   CYNET, INC.

-------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                  TEXAS                                         76-0467099
      (STATE OR OTHER JURISDICTION                            (IRS EMPLOYER
      OF INCORPORATION OR ORGANIZATION)                      IDENTIFICATION NO.)

                           12777 JONES ROAD, SUITE 400
                              HOUSTON, TEXAS 77070
                                 (281) 897-8317

-------------------------------------------------------------------------------
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                   CYNET, INC. 1997 RESTATED STOCK OPTION PLAN
                            (FULL TITLE OF THE PLAN)

                              -------------------
                                 SAMUEL C. BEALE
                  VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                                   CYNET, INC.
                           12777 JONES ROAD, SUITE 400
                              HOUSTON, TEXAS 77070
                                 (281) 897-8317

-------------------------------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:
                              JAMES J. SPRING, III
                 CHAMBERLAIN, HRDLICKA, WHITE, WILLIAMS & MARTIN
                          1200 SMITH STREET, SUITE 1400
                              HOUSTON, TEXAS 77002
                                 (713) 658-1818

                         CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
                                                       PROPOSED               PROPOSED
                                                        MAXIMUM                MAXIMUM                 AMOUNT OF
  TITLE OF SECURITIES         AMOUNT TO BE           OFFERING PRICE      AGGREGATE OFFERING          REGISTRATION
   TO BE REGISTERED            REGISTERED              PER SHARE                PRICE                     FEE
----------------------     -----------------     --------------------    ------------------     -------------------
 Class A Common Stock,
no par value per share      1,482,500 shares            $0.39(1)               $578,175(1)              $152.64(1)
----------------------     -----------------     --------------------    ------------------     -------------------

    Class A Common
Stock, no par value per     1,403,750 shares            $1.51(1)            $2,119,662.50(1)            $559.59(1)
        share
----------------------     -----------------     --------------------    ------------------     -------------------

 Class A Common Stock,
no par value per share      2,113,750 shares          $1.18755(2)           $2,510,183.81(2)            $662.69(2)
----------------------     -----------------     --------------------    ------------------     -------------------

         Total              5,000,000 shares               --                 $5,208,021.31             $1,374.92
-------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 457(h), the offering price and registration fee are computed upon the basis of the price at which the options may be exercised.

(2) With respect to 2,113,750 shares of Class A Common Stock available for future grants under the Plan, the estimated offering price and registration fee are determined pursuant to Rule 457(h) under the Securities Act of 1933, as amended, to be equal to 1.18755, the average of the high and low prices of the Class A Common Stock on the NASD OTC Bulletin Board on August 16, 2000.

PART I.       INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         The documents containing the information specified in Part I of this Registration Statement will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). Such documents are not required to be and are not filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

PART II.      INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

        CYNET, Inc., a Texas corporation (the "Registrant" or "CYNET"), hereby incorporates by reference into this Registration Statement the documents listed below. In addition, all documents subsequently filed by CYNET pursuant to Section 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents:

                 (a) CYNET's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999.

                 (b) CYNET's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 2000 and June 30, 2000.

                 (c) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by CYNET's document referred to in (a) above.

                 (d) The description of CYNET's Class A Common Stock, no par value per share, contained in a Registration Statement of the Registrant filed with the Commission on Form 8-A on December 2, 1999, including any amendment or report filed for the purpose of updating such description.

ITEM 4. DESCRIPTION OF SECURITIES.

        Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

        Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

        Texas law authorizes corporations to limit or eliminate the personal liability of directors to corporations and their shareholders for monetary damages under certain conditions and circumstances. The Articles of Incorporation of the Company limit the liability of directors of the Company (in their capacity as directors, but not in their capacity as officers) to the Company or its shareholders to the fullest extent permitted by Texas law. Specifically, no director of the Company will be personally liable to the Company or its shareholders for monetary damages for any act or omission in such director's capacity as a director, except for (i) a breach of the director's duty of loyalty to the Company or its shareholders, (ii) an act or omission not in good faith which involve intentional misconduct or a knowing violation of the law, (iii) an act or omission for which the liability of a director is expressly provided for by an applicable statute or (iv) any transaction from which the director derived an improper personal benefit, whether or not the benefit resulted from an action taken in the person's official capacity.

        The inclusion of this provision in the Company's Articles of Incorporation may have the effect of reducing the likelihood of derivative litigation against directors, and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty of care, even though such an action, if successful, might otherwise have benefitted the Company and its shareholders. However, such limitation on liabilities does not affect the standard of conduct with which directors must comply, the availability of equitable relief or any causes of action based on federal law.

        The Company's Articles of Incorporation provide for the indemnification of its current and former officers and directors to the fullest extent permitted by applicable law.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

        Not applicable.

ITEM 8. EXHIBITS.


      Exhibit
      Number                                 Description
      ------                                 -----------
       3.1                 Articles of Incorporation of the Registrant
                           (incorporated by reference from the same numbered
                           exhibit to Amendment No. 2 to CYNET's Registration
                           Statement on Form SB-2, filed with the Commission on
                           September 17, 1999 (file no. 333-60765)).

       4.1                 Form of Certificate Representing Class A Common Stock
                           (incorporated by reference to the same numbered exhibit to Amendment No.2 to CYNET's Registration
                           Statement on Form SB-2, filed with the Commission on September 17, 1999 (file no. 333-60765)).

       4.2                 CYNET, Inc. 1997 Restated Stock Option Plan
                           (incorporated by reference from exhibit 10.5 to Amendment No.1 to CYNET's Registration Statement on
                           Form SB-2, filed with the Commission on August 12,
                           1999 (file no. 333-60765)).


                                        3




        *5.1               Opinion of Chamberlain, Hrdlicka, White, Williams &
                           Martin.

       *24.1               Consent of BDO Seidman, LLP, independent accountants.

       *24.2               Consent of Chamberlain, Hrdlicka, White, Williams &
                           Martin (contained in Exhibit 5.1 hereto).

       *25.1               Power of Attorney (included in Part II of the
                           Registration Statement).
       -----------
       * Filed herewith


ITEM 9. UNDERTAKINGS.

        (a) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        (b)      The undersigned Registrant hereby undertakes:

                 (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                          (A)      To include any prospectus required by
                                   Section 10(a)(3) of the Securities Act;

                          (B) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment hereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                          (C) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

                 provided, however, that paragraphs (a)(1)(A) and (a)(1)(B) do not apply if the information required in a post-effective amendment is incorporated by reference from periodic reports filed by the Registrant with the Commission under the Exchange Act.

                 (2) That, for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                 (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                 (4) That, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 18th day of August, 2000.

                               CYNET, INC.



                               /s/ Vincent W. Beale, Sr.
                               -----------------------------------------------
                               Vincent W. Beale, Sr., Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)

                            POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Vincent W. Beale, Sr., to act as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or his substitute or substitutes or all of them may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                              Title                                   Date
---------                              -----                                   ----
/s/ Vincent W. Beale, Sr.
-------------------------              Chairman of the Board of                August 17, 2000
Vincent W. Beale, Sr.                  Directors and Chief Executive
                                       Officer (Principal Executive
                                       Officer)
/s/ R. Greg Smith
-------------------------              Vice President and Chief Financial      August 17, 2000
R. Greg Smith                          Officer (Principal Financial and
                                       Accounting Officer) and Director
/s/ Bernard B. Beale
-------------------------              Executive Vice President, Chief         August 18, 2000
Bernard B. Beale                       Operating Officer, and Director

/s/ Samuel C. Beale
-------------------------              Vice President, General Counsel,        August 18, 2000
Samuel C. Beale                        Secretary and Director

/s/ Wayne Schroeder
-------------------------              Director                                August 18, 2000
Wayne Schroeder

/s/ Daniel C. Lawson
-------------------------              Director                                August 18, 2000
Daniel C. Lawson

/s/ Craig T. Jackson
-------------------------              Director                                August 18, 2000
Craig T. Jackson

/s/ Gerald W. McIntosh
-------------------------              Director                                August 17, 2000
Gerald W. McIntosh

/s/ Gregory E. Webb
-------------------------              Director                                August 18, 2000
Gregory E. Webb


                                  EXHIBIT INDEX

        Exhibit
        Number                                Description
        ------                                -----------

           3.1             Articles of Incorporation of the Registrant
                           (incorporated by reference from the same numbered exhibit to Amendment No. 2 to CYNET's Registration
                           Statement on Form SB-2, filed with the Commission on September 17, 1999 (file no. 333-60765)).

           4.1             Form of Certificate Representing Class A Common Stock
                           (incorporated by reference to the same numbered exhibit to Amendment No.2 to CYNET's Registration
                           Statement on Form SB-2, filed with the Commission on September 17, 1999 (file no. 333-60765)).

           4.2             CYNET, Inc. 1997 Restated Stock Option Plan
                           (incorporated by reference from exhibit 10.5 to Amendment No.1 to CYNET's Registration Statement on
                           Form SB-2, filed with the Commission on August 12,
                           1999 (file no. 333-60765)).

          *5.1             Opinion of Chamberlain, Hrdlicka, White, Williams &
                           Martin.

         *24.1             Consent of BDO Seidman, LLP, independent accountants.

         *24.2             Consent of Chamberlain, Hrdlicka, White, Williams &
                           Martin (contained in Exhibit 5.1 hereto).

         *25.1             Power of Attorney (included in Part II of the
                           Registration Statement).
         ----------
         * Filed herewith
